Offerings - Offering: 1	May 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 28,641,571.70
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,955.40
Offering Note	The Transaction Value was calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of Adams Street Private Equity Navigator Fund LLC as of March 31, 2026.